Exhibit 99.1

2Q25 Financial Earnings July 31, 2025

Safe Harbor Statement

This presentation includes forward-looking statements that are subject to risks and uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast” and other words and terms of similar meaning.

Forward-looking statements include, but are not limited to, guidance regarding 2025 financial and operational results and our ability to execute our 2025 strategic goals supporting the guidance, including planned acceleration of our fiber deployment and our ability to increase our fiber penetration; the number of households or locations we may be able to serve generally and related to funding from various current or future state and federal broadband programs, public-private partnerships with government entities, the Rural Digital Opportunity Fund, and the BEAD program; our ability to continue positive trends regarding ARPU and fiber broadband adds; opportunities related to strategic sales, products, and strategic revenue growth across our business units; expectations regarding expense management activities, and the timing and benefit of such activities; statements regarding possible benefits and opportunities related to the proposed transaction with Uniti Group, Inc.; and any other statements regarding plans, objectives, expectations and intentions and other statements that are not historical facts. These statements, along with other forward-looking statements regarding Windstream’s overall business outlook, are based on estimates, projections, beliefs, and assumptions that Windstream believes are reasonable but are not guarantees of future events, performance, or results. Actual future events and results may differ materially from those expressed in these forward-looking statements as the result of a number of important factors.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to increased competitive pressures as state and federal broadband funding programs provide opportunities for new entrants in our markets, or prefer municipal cooperatives, leading to possible overbuilding of our network; our ability to, and the extent to which, we participate in broadband funding programs, such as BEAD, and are able to successfully secure funding via competitive bidding processes over competitors; the uncertainty surrounding the BEAD program in light of the revised federal guidance regarding the program; the effect of any changes in federal or state governmental regulations or statutes or new requirements or restrictions contained in executive orders that could impact our business or the business of our customers; increased oversight or enforcement activities by state or federal agencies, particularly based on our status as a federal and state government contractor; that the proposed transaction with Uniti Group, Inc., could cause distraction by management, increased employee turnover, and an allocation of resources that otherwise would have been attributed to the business; risks and uncertainties from cost pressures, trade tariffs, trade disputes, or inflation on our business or on our customers’ communications and payment decisions and on the business of our vendors; adverse economic, political or market conditions related to foreign wars or unrest, political upheaval epidemics, pandemics, or disease outbreaks, and the impact of these conditions on our business operations and financial position and on our customers; any supply chain impact from trade tariffs or trade disputes on our vendors that may impact our business operations and our customers’ ability to operate their business; that the expected benefits of cost and expense management activities are not realized or adversely affect our sales and operations or are otherwise disruptive to our business and personnel; the impact of new, emerging, or competing technologies and our ability to utilize these technologies to provide services to our customers; and general U.S. and worldwide economic conditions and related uncertainties. Windstream does not undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

2 | WINDSTREAM

3 Be the PREMIER broadband provider Be the INNOVATIVE wholesale leader OPERATIONS & SUPPORT Be the unwavering foundation that aligns, nurtures and enables us to be our best Focus o diversity and inclusion Forge Ahead With Fiber Fortify Our High - Quality Focus Foster Healthy Customer Connections Pave the way for future generations to thrive in a digital world Meet evolving customer needs and capture greater market share Develop stronger customer relationships (inside and outside) founded on trust and driven by collaboration

Second Quarter Highlights

WINDSTREAM

- Continued progress towards planned Uniti merger, with close expected on or around August 1, 2025
- Completed sales of IPv4 assets for $27M year to date ($156M over last 6 quarters)
- Achieved Adjusted EBITDAR(1) of $365M, up 1% y-o-y

kinetic

- Consumer fiber expansion continued with 52K new premises constructed during the quarter, bringing fiber coverage to over 38% of our Kinetic markets
- Grew Fiber Subscribers by 15% y-o-y, resulting in fiber penetration of 28%
- Fiber Subscriber Revenue growth of 27% y-o-y, with Fiber ARPU up 11% y-o-y windstream wholesale & windstream managed services

- Generated solid Wholesale strategic revenue performance highlighted by high demand from carriers, content providers and hyperscalers
- Continued execution of our Managed Services optimization strategy, which is shifting away from legacy TDM revenues and narrowing focus to emphasize profitability for the valuable base of Managed Services customers

(1) Adjusted EBITDAR excluding gain on sale of IPv4 assets

4 | WINDSTREAM

5 Consumer Fiber Expansion Extending our Fiber Coverage ▪ 52K new consumer premises added in 2Q25 ▪ 1.7M consumer premises passed, representing 38% coverage of consumer households ▪ Ended 2Q with 483K consumers on 1G capable facilities, up 19K sequentially ▪ Fiber penetration of 28.1%, an improvement of 20 basis points sequentially Consumer Fiber Revenue and ARPU (1) 1,553 1,595 1,626 1,664 1,716 26.9% 27.3% 27.4% 27.9% 28.1% 2Q24 3Q24 4Q24 1Q25 2Q25 Consumer Fiber Premises Passed Fiber Penetration Rate Strong Fiber Revenue and ARPU Trends ▪ Fiber Subscriber Revenue grew 27% for the quarter, and 10% sequentially, driven by strong adoption of our FTTH facilities ▪ Fiber ARPU of $77.72 up 11% for the quarter and 6% sequentially (1) Calculated using Fiber Subscriber revenue, less standard modem rental charge of $10.99 per month (2) “Fiber ARPU – Internet” includes broadband service only (3) “Fiber ARPU – Other” includes voice services, security and other features $62.47 $61.60 $64.71 $65.53 $69.82 $7.49 $7.57 $7.66 $7.71 $7.90 $100 $103 $110 $115 $126 2Q24 3Q24 4Q24 1Q25 2Q25 Fiber ARPU - Internet Fiber ARPU - Other Fiber Subscriber Revenue $69.96 $69.17 $72.37 $73.24 $77.72 (3) (2)

25% 28% 28% 29% 31% 30% 2022 2023 2024 Marketing Initiatives are Driving Penetration in Both Older and New Cohorts Note: Cohort penetration reflects consumers on 1G capable facilities, within the respective cohort, at the 12 - month (Year 1 Pene tration), 24 - month (Year 2 Penetration), and 36 - month (Year 3 Penetration) anniversary of the cohort being launched, summarized by year. The first set of charts above represents all cohorts that have met the Year 1 – 3 milestones as of June 30, 2025. Less than 1 Year cohort penetration, per the second set of charts above, is shown as of June 30, 2025, reflecting penetration at the 9 - , 6 - and 3 - month mark for cohorts completed in the third and fourth quarter of 2024 and first quarter of 2025, respectively Cohort Penetration: Year 1 - 3 Milestones 6 Year 1 Penetration Year 2 Penetration Year 3 Penetration 40% Target Penetration Performance from program is driving strong results in newer cohorts initiative launched in 2024, with further scaling in 2025, is reinvigorating penetration progress in our older cohorts 29% 32% 23% 3Q24 4Q24 1Q25 3 - Month Penetration 6 - Month Penetration 9 - Month Penetration < 1 Year Cohorts

Financial Overview 2024 2024 2024 2024 2024 2025 2025 Q1 Q2 Q3 Q4 YE Q1 Q2 Revenue and Sales Kinetic 628$ 603$ 584$ 570$ 2,384$ 572$ 562$ Managed Services 285 258 251 236 1,030 241 218 Wholesale 118 107 120 112 457 118 122 Segment Service Revenue 1,030$ 969$ 955$ 917$ 3,871$ 931$ 902$ Intersegment Eliminations (53) (53) (52) (51) (210) (51) (50) Product & Fiber Sales 24 11 13 9 57 10 17 Total Revenue and Sales 1,001$ 926$ 916$ 875$ 3,718$ 890$ 868$ Expenses Segment costs and expenses 524$ 500$ 493$ 483$ 1,999$ 456$ 439$ Shared Expenses 71 65 63 64 262 63 65 Consolidated Costs and Expenses 595$ 565$ 556$ 547$ 2,262$ 519$ 504$ Adjusted EBITDAR 406$ 362$ 361$ 328$ 1,457$ 370$ 365$ Adjusted EBITDAR Margin % 40.6% 39.1% 39.4% 37.5% 39.2% 41.6% 42.0% (Dollars in Millions) 7 (1) Adjusted EBITDAR excluding gain on sale of IPv4 assets (1) (1) 7

Quarterly supplemental schedules (Pro Forma) Appendix 8